INVESTOR PRESENTATION July 30, 2015 Exhibit 99.2

Safe Harbor
Forward-Looking
Statements.
This
presentation
contains
"forward-looking
statements"
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
statements
are
not
guarantees
of
future
performance.
These
forward-looking
statements
are
based
on
management’s
expectations
as
of
July
30,
2015
and
assumptions
which
are
inherently
subject
to
uncertainties,
risks
and
changes
in
circumstances
that
are
difficult
to
predict.
The
use
of
words
such
as
"intends"
and
“expects,”
among
others,
generally
identifies
forward-looking
statements.
However,
these
words
are
not
the
exclusive
means
of
identifying
such
statements.
In
addition,
any
statements
that
refer
to
expectations,
projections
or
other
characterizations
of
future
events
or
circumstances
are
forward-looking
statements
and
may
include
statements
relating
to
future
revenues,
expenses,
margins,
profitability,
net
income
/
(loss),
earnings
per
share
and
other
measures
of
results
of
operations
and
the
prospects
for
future
growth
of
Expedia,
Inc.’s
business.
Actual
results
and
the
timing
and
outcome
of
events
may
differ
materially
from
those
expressed
or
implied
in
the
forward-looking
statements
for
a
variety
of
reasons,
including,
among
others:
an
increasingly
competitive
global
environment;
modifications
to
our
current
business
models
and
practices
or
our
adoption
of
new
business
models
or
practices
in
order
to
compete;
changes
in
search
engine
algorithms
and
dynamics
or
other
traffic-generating
arrangements;
declines
or
disruptions
in
the
travel
industry;
our
failure
to
maintain
and
expand
our
relationships
and
contractual
agreements
with
travel
suppliers
or
travel
distribution
partners;
our
failure
to
maintain
and
expand
our
brand
awareness
or
increased
costs
to
do
so;
our
failure
to
adapt
to
technological
developments
or
industry
trends;
risks
relating
to
our
operations
in
international
markets,
including
China;
adverse
application
of
existing
tax
or
unclaimed
property
laws,
rules
or
regulations
or
implementation
of
new
unfavorable
laws,
rules
or
regulations;
adverse
outcomes
in
legal
proceedings
to
which
we
are
a
party;
our
failure
to
comply
with
current
laws,
rules
and
regulations,
or
changes
to
such
laws,
rules
and
regulations;
determinations
by
U.S.
and
foreign
tax
authorities
regarding
our
worldwide
tax
provision
for
income
taxes;
payments
related
risks,
including
credit
card
fraud;
volatility
in
our
stock
price;
liquidity
constraints
or
our
inability
to
access
the
capital
markets
when
necessary;
interruption
or
lack
of
redundancy
in
our
information
systems;
failure
to
retain
or
motivate
key
personnel
or
hire,
retain
and
motivate
qualified
personnel,
including
senior
management;
changes
in
control
of
the
Company;
management
and
director
conflicts
of
interest;
risks
related
to
actions
taken
by
our
business
partners
and
third
party
service
providers,
including
failure
to
comply
with
our
requirements
or
standards
or
the
requirements
or
standards
of
governmental
authorities,
or
any
cessation
of
their
operations;
risks
related
to
the
failure
of
counterparties
to
perform
on
financial
obligations;
fluctuations
in
foreign
exchange
rates;
our
failure
to
comply
with
governmental
regulation
and
other
legal
obligations
related
to
our
processing,
storage,
use
and
disclosure
of
personal
data,
and
liabilities
related
to
security
breaches;
risks
related
to
our
acquisitions,
investments
or
significant
commercial
arrangements;
risks
related
to
our
long-term
indebtedness;
our
failure
to
effectively
operate
our
businesses
due
to
restrictive
covenants
in
the
agreements
governing
our
indebtedness;
our
failure
to
protect
our
intellectual
property
from
copying
or
use
by
others,
including
competitors;
and
other
risks
detailed
in
Expedia,
Inc.’s
public
filings
with
the
SEC,
including
our
quarterly
report
on
Form
10-Q
for
the
quarter
ended
June
30,
2015.
Except
as
required
by
law,
we
undertake
no
obligation
to
update
any
forward-looking
or
other
statements
in
this
presentation,
whether
as
a
result
of
new
information,
future
events
or
otherwise.
Non-GAAP
Measures.
Reconciliations
to
GAAP
measures
of
non-GAAP
measures
included
in
this
presentation
are
included
in
the
Appendix.
These
measures
are
intended
to
supplement,
not
substitute
for,
GAAP
comparable
measures.
Investors
are
urged
to
consider
carefully
the
comparable
GAAP
measures
and
reconciliations.
Industry
/
Market
Data.
Industry
and
market
data
used
in
this
presentation
have
been
obtained
from
industry
publications
and
sources
as
well
as
from
research
reports
prepared
for
other
purposes.
We
have
not
independently
verified
the
data
obtained
from
these
sources
and
cannot
assure
you
of
the
data’s
accuracy
or
completeness.
Trademarks
&
Logos.
Trademarks
and
logos
are
the
property
of
their
respective
owners.
©
2015
Expedia,
Inc.
All
rights
reserved.
CST:
2029030-50
July 2014

Important Note
In
May
2015,
Expedia
sold
its
62.4%
equity
stake
in
eLong
for
approximately
$671
million
to
several
purchasers
including
Ctrip.
Expedia
and
Ctrip
also
reached
agreement
on
cooperation
for
certain
travel
products
in
specified
geographic
markets.
Unless
otherwise
noted,
due
to
Expedia’s
sale
of
its
eLong
stake,
all
discussion
in
these
slides
refers
to
results
for
Expedia,
Inc.
excluding
eLong.
July 2014

Investment Highlights
A
Leading
Global
Player
in
~$1.3
Trillion
Travel
Market
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher
Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Hotel Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation

VOLUME AND GLOBAL REACH
expedia inc.
MULTI-CHANNEL, MULTI-PLATFORM GLOBAL MARKETPLACE

One of the Largest Travel
Companies in the World
Mutually
Beneficial
Supply
Agreements
Value to
Travelers
Scale Enables
Virtuous Circle
Diverse Demand:
Geography AND Travel Type
SUPPLY
Depth and
Breadth of
~257,000 Hotels in
200+ Countries
400+ Airlines
6.2 Million
Packages
Volume and
Diversity of
Global Travel
DEMAND
5 Billion
Flight Searches
Travelers in
~70 Countries
Corporate and
Leisure Travel;
Online and Offline

expedia inc.

expedia inc.

Expedia	Hotels.com	trivago	EGENCIA BUSINESS TRAVEL · EXPEDIA, INC.

hotwire

wotif group

travelocity

Expedia Affiliate Network

venere

Expedia LocalExpert

CarRentals.com

Classic Vacations

Expedia CruiseShipCenters

Established Brands With
Global Reach
Brand Recognition in
EVERY Established Market
Solid Foothold in Emerging Markets
89 Sites in
68 Countries
A Leading Hotel
Specialist Globally
31 Sites in
31 Countries
A Leading Full-Service
Online Travel Agency
Sites in
50 Countries
A Leading Hotel
Metasearch Company
Presence in
65 Countries
A Leader in Global
Corporate Travel

Trusted Brands

Diversifying Revenue Mix Reduces Risk
and Positions the Business for Growth
2005
Revenue
1
Revenue
TTM
2
6/30/15
PRODUCT
Hotels
63%
Hotels
70%
Car, Cruise &
Other
13%
Air
8%
Air
22%
GEOGRAPHY
International
21%
Domestic
79%
International
45%
Domestic
55%
Ad & Media
9%
Ad & Media
2%
1
2005 Geography excludes eLong; Product includes eLong
2
Trailing Twelve Months
7
Car, Cruise &
Other
13%

Expedia
6%
Other
Expedia
6%
Other
Expedia
17%
Other
Expedia
5%
Other
ONLINE
TRAVEL
SEGMENT
56%
23%
44%
29%
42% of Total
Travel Market
Global Leader and Significant
Headroom for Further Growth
Sources:
PhoCusWright
estimates
and
Expedia
data;
travel
market
size
estimates
based
on
PhoCusWright
data
for
full
year
2015.
Note:
Expedia’s
share
of
travel
market
defined
by
TTM
gross
bookings
as
of
June
30,
2015.
Beginning
in
Q4
2014,
total
travel
market
definition
was
expanded
to
include
Canada,
Eastern
Europe
and
Middle East.
Expedia Share:
UNITED
STATES
+   .
CANADA
LATIN
AMERICA
EMEA
Expedia
10%
Other
2015 TOTAL
TRAVEL
MARKET
Expedia
1%
Expedia
3%
Expedia
2%
Other
Other
$376B
$92B
$470B
$365B
Total Travel
Market ~$1.3T
ASIA
PACIFIC
Other

tripadvisor
trivago
expedia inc.
Booking.com
expedia inc.
ORBITZ

Expedia, Inc.
Has Scale in Hotels …
Rapidly Expanding in Fragmented
Hotel Segment of the Travel Industry
1
Other includes Car, Advertising, Destination Services, Insurance, Cruise, Agency Packages, and Other
2
Sources: Smith Travel Research and Expedia data
3
Hotel data for TripAdvisor, Booking.com and Orbitz obtained from respective company websites.  Booking.com number includes ~307,000 vacation rental properties.
… And Significant Room for
Additional Growth
Hotels
70%
$6.0B
TTM 6/30/15
Revenues
~257k Hotels in
200+ Countries
~Only 7% Share
of Rooms
Booked in the
US
2
Number
of
Hotels
3
Global Team
Accelerating Pace
of Hotel Acquisition
100,000
257,000
694,000
806,000
950,000
Air
Other¹

Expedia
Hotels.com
Expedia Affiliate Network
EGENCIA

Have Completed Significant Technology
Investments That Fortify the Business
CUSTOMIZED Front-End Technology for Rapid Innovation
and Powerful Analytics … Improving Conversion
10
CENTRALIZED Customer Operations Technology
CENTRALIZED Transactional Infrastructure:
Financials / Order Management / Inventory Management

expedia inc.

Expedia

SFO - SEA
Apr 24
Terminal 2
Gate 7
HOTELS.COM
The New York Pal...
12:00
HOTWIRE
It's almost time to pick up your rental car.

Opening Up Significant Opportunities in Travel
Industry Leading Mobile Initiatives Drive
Traffic and Revenue
Expedia,
Inc.
Brands
for
Apple
TM
Watch
Expedia, Inc. Leads the Way in Mobile Innovation
The World Is
Changing …
PC-Connected
Users
24 x 7
Mobile Users
Brand Expedia App Enhancements
More than 50%
of Mobile Bookings
1
Completed within
Two Days
of Travel / Stay
More than
One in Five
Room Nights
Booked on a
Mobile Device
Brand Expedia launched
car rentals and activity
bookings on the mobile
app, plus now offers
more “Pay Later” hotel
options
Brand Expedia,
Hotels.com
and Hotwire
have each
introduced
new apps for
Apple Watch
1
Based on Brand Expedia global bookings on a mobile phone and Hotels.com global bookings on a mobile device.

expedia inc.

trivago®

+

Expedia Media Solutions

Significant Acceleration in the
Advertising and Media Business
ADVERTISING & MEDIA REVENUE
$ Millions
2012
2013
2014
TTM 2Q15
’12-’14 CAGR : 94.6%
2Q15 TTM YOY Growth: 27.0%
Note: Reported numbers are net of any intercompany revenue
1
Controlling interest in trivago GmbH (”trivago”) acquired in March 2013
#1 hotel metasearch in Europe
$124
$310
1
$469
$516

$33
$38
$48
$53
2012
2013
2014
TTM 2Q15
’12-’14 CAGR: 21.1%
2Q15 TTM YOY Growth: 22.6%
$804
$891
$1,051
$1,108
2012
2013
2014
TTM 2Q15
Consistent Financial Execution
ADJUSTED
EBITDA
1
ROOM NIGHTS
$ Millions
103
120
150
172
2012
2013
2014
TTM 2Q15
REVENUE
$ Billions
$3.9
$4.6
$5.6
$6.0
2012
2013
2014
TTM 2Q15
1
Non-GAAP measure. See Appendix A for Non-GAAP to GAAP Reconciliation
’12-’14 CAGR: 19.5%
2Q15 TTM YOY Growth: 18.0%
’12-’14 CAGR: 14.3%
2Q15 TTM YOY Growth: 16.6%
’12-’14 CAGR: 20.3%
2Q15 TTM YOY Growth: 29.7%
Millions
GROSS BOOKINGS
$ Billions

Solid Track Record of Disciplined
Capital Allocation
FREE
CASH
FLOW
1
$495
$469
$618
$1,001
$455
$1,039
$924
2009
2010
2011
2012
2013
2014
TTM 2Q15
1
Non-GAAP
measure,
including
eLong.
See
Appendix
for
Non-GAAP
to
GAAP
Reconciliation.
2
Orbitz
acquisition
was
announced
in
February
2015
and
is
pending
regulatory
approval.
3
Expedia
acquired
an
additional
25%
equity
interest
in
the
former
joint
venture
in
March
2015.
4
On
May
22,
Expedia
sold
its
62.4%
ownership
in
eLong
to
a
group
of
purchasers
based
in
China
$ Millions
’09-’14 CAGR: 16%
SHARE REPURCHASES
AND DIVIDENDS
KEY TRANSACTIONS
$489
$283
$397
$515
$537
$243
$79
$77
$130
$76
$85
$92
$0
$100
$200
$300
$400
$500
$600
2010
2011
2012
2013
2014
TTM 2Q15
Share Repurchases
Dividends
$ in Millions
3
4
2
2011
2012
2013
2014
2015

Investment Highlights
A
Leading
Global
Player
in
~$1.3
Trillion
Travel
Market
Significant Growth Opportunities Across Geographies
Consistently Strong Financial Execution
Technology Platform Innovation Driving Higher
Conversion
Success in Growing Mobile Channels
A Growth
Company
High Growth Advertising & Media Business
Rapid Expansion in Highly Fragmented Hotel Industry
Supported by Multi-Product Offering
Solid Track Record of Disciplined Capital Allocation

16 APPENDICES

Non-GAAP Definitions
Adjusted EBITDA is defined as operating income plus: (1) stock-based compensation expense, including compensation expense related to certain subsidiary equity plans; (2) acquisition-related impacts, including (i) amortization of intangible assets and goodwill and intangible asset impairment, (ii) gains (losses) recognized on changes in the value of contingent consideration arrangements;
and (iii) upfront consideration paid to settle employee compensation plans of the acquiree; (3) certain infrequently occurring items, including restructuring; (4) items included in Legal reserves, occupancy tax and other, which includes reserves for potential settlement of issues related to transactional taxes (e.g. hotel and excise taxes), related to court decisions and final settlements, and charges incurred, if any, for monies that may be required to be paid in advance of litigation in certain transactional tax proceedings;
(5) gains (losses) realized on revenue hedging activities that are included in other, net; and (6) depreciation.
The above items are excluded from our Adjusted EBITDA measure because these items are noncash in nature, or because the amount and timing of these items is unpredictable, not driven by core operating results and renders comparisons with prior periods and competitors less meaningful. We believe Adjusted EBITDA is a useful measure for analysts and investors to evaluate our future on-
going performance as this measure allows a more meaningful comparison of our performance and projected cash earnings with our historical results from prior periods and to the results of our competitors. Moreover, our management uses this measure internally to evaluate the performance of our business as a whole and our individual business segments. In addition, we believe that by excluding certain items, such as stock-based compensation and acquisition-related impacts, Adjusted EBITDA corresponds more closely to the cash operating income generated from our business and allows investors to gain an understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, from which capital investments are made and debt is serviced.

$ Millions
2012
2013
2014
TTM 2Q15
Adjusted EBITDA excluding eLong
$804
$891
$1,051
$1,108
eLong Adjusted EBITDA
(1)
(12)
(27)
(95)
Adjusted EBITDA
$803
$879
$1,025
$1,013
Depreciation
(164)
(212)
(266)
(292)
Amortization of Intangible Assets
(32)
(72)
(80)
(95)
Legal Reserves
, Occupancy Tax  and Other
(117)
(78)
(42)
19
Stock-Based
Compensation
(65)
(130)
(85)
(110)
Acquisition-related
and Other
-
(10)
-
-
Restructuring Charges
-
-
(26)
(36)
Realized Loss (Gain) on Revenue Hedges
6
(11)
(9)
(35)
Operating Income (Loss)
$432
$366
$518
$464
Gain on Sale of Business
-
-
-
509
Total Other Expense, Net
(82)
(65)
(53)
28
Income (Loss)
from Continuing Operations before Income Taxes
350
301
465
1,001
Provision for Income Taxes
(47)
(84)
(92)
(209)
Income
(Loss) from Continuing Operations
303
216
373
792
Discontinued Operations, Net of Taxes
(23)
-
-
-
Net Income (Loss)
280
216
373
792
Net (Income) Loss
Attributable to Noncontrolling
Interests
-
16
25
51
Net Income (Loss)
Attributable to Expedia, Inc.
$280
$233
$398
$842
Non-GAAP / GAAP Reconciliation:
Adjusted EBITDA
Note: Numbers may not sum due to rounding

Non-GAAP / GAAP Reconciliation:
Free Cash Flow
Note: Numbers may not sum due to rounding and include eLong
$ Millions
2009
2010
2011
2012
2013
2014
TTM 2Q15
Cash provided by operations
$574
$605
$826
$1,237
$763
$1,367
$1,564
Capital expenditures
(79)
(136)
(208)
(236)
(309)
(328)
(640)
Free cash flow
$495
$469
$618
$1,001
$455
$1,039
$924
19